Derivative Financial Instruments	6 Months Ended
Jun. 30, 2021
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Derivative Financial Instruments	8. DERIVATIVE FINANCIAL INSTRUMENTS
The table below includes the notional amounts of transactions outstanding at the balance sheet date; they do not represent actual exposures.

	30 June 2021			31 December 2020
		Fair value			Fair value
	Notional amount	Assets	Liabilities	Notional amount	Assets	Liabilities
	£m	£m	£m	£m	£m	£m
Derivatives held for trading:
Exchange rate contracts	12,227	229	215	14,951	395	418
Interest rate contracts	31,912	545	440	40,160	888	542
Equity and credit contracts	1,106	141	53	1,140	123	55
Total derivatives held for trading	45,245	915	708	56,251	1,406	1,015
Derivatives held for hedging
Designated as fair value hedges:
Exchange rate contracts	598	52	1	789	84	6
Interest rate contracts	84,311	981	1,319	93,748	1,225	1,885
	84,909	1,033	1,320	94,537	1,309	1,891
Designated as cash flow hedges:
Exchange rate contracts	23,756	1,131	381	27,020	1,978	409
Interest rate contracts	26,609	307	38	19,407	467	23
	50,365	1,438	419	46,427	2,445	432
Total derivatives held for hedging	135,274	2,471	1,739	140,964	3,754	2,323
Derivative netting(1)		(1,384)	(1,384)		(1,754)	(1,754)
Total derivatives	180,519	2,002	1,063	197,215	3,406	1,584
(1)    Derivative netting excludes the effect of cash collateral, which is offset against the gross derivative position. The amount of cash collateral received that had been offset against the gross derivative assets was £401m (2020: £330m) and the amount of cash collateral paid that had been offset against the gross derivative liabilities was £245m (2020: £651m).
IBOR Reform
Note 32 includes details of the notional value of hedging instruments by benchmark interest rate impacted by IBOR reform and the notional amounts of assets, liabilities and off-balance sheet commitments affected by IBOR reform that have yet to transition to an alternative benchmark interest rate.